Quarterly Holdings Report
for
Fidelity Freedom® Blend 2010 Fund
June 30, 2023
FBF-Y10-NPRT1-0823
1.9892463.104
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% 7/27/23 (b) (Cost $129,516)	130,000	129,565

Domestic Equity Funds - 12.7%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	151,582	2,116,084
Fidelity Series Commodity Strategy Fund (c)	5,793	560,767
Fidelity Series Large Cap Growth Index Fund (c)	76,746	1,336,909
Fidelity Series Large Cap Stock Fund (c)	77,826	1,470,903
Fidelity Series Large Cap Value Index Fund (c)	188,889	2,733,225
Fidelity Series Small Cap Core Fund (c)	631	6,483
Fidelity Series Small Cap Opportunities Fund (c)	51,740	666,408
Fidelity Series Value Discovery Fund (c)	68,051	1,008,522
TOTAL DOMESTIC EQUITY FUNDS (Cost $8,427,886)		9,899,301

International Equity Funds - 17.1%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	57,629	821,790
Fidelity Series Emerging Markets Fund (c)	111,860	929,555
Fidelity Series Emerging Markets Opportunities Fund (c)	259,470	4,398,016
Fidelity Series International Growth Fund (c)	116,292	1,910,673
Fidelity Series International Index Fund (c)	69,298	794,850
Fidelity Series International Small Cap Fund (c)	35,219	571,600
Fidelity Series International Value Fund (c)	172,663	1,909,657
Fidelity Series Overseas Fund (c)	152,429	1,911,457
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $12,185,678)		13,247,598

Bond Funds - 61.4%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	1,152,214	10,865,379
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	277,972	2,195,977
Fidelity Series Corporate Bond Fund (c)	609,725	5,518,010
Fidelity Series Emerging Markets Debt Fund (c)	54,406	402,604
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	14,182	133,310
Fidelity Series Floating Rate High Income Fund (c)	8,231	73,754
Fidelity Series Government Bond Index Fund (c)	878,467	8,055,542
Fidelity Series High Income Fund (c)	49,987	409,395
Fidelity Series International Developed Markets Bond Index Fund (c)	356,510	3,058,859
Fidelity Series Investment Grade Bond Fund (c)	826,218	8,220,866
Fidelity Series Investment Grade Securitized Fund (c)	628,134	5,590,389
Fidelity Series Long-Term Treasury Bond Index Fund (c)	509,392	3,066,538
Fidelity Series Real Estate Income Fund (c)	11,548	110,633
TOTAL BOND FUNDS (Cost $54,053,480)		47,701,256

Short-Term Funds - 8.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	101,287	101,307
Fidelity Series Government Money Market Fund 5.17% (c)(e)	1,426,860	1,426,860
Fidelity Series Short-Term Credit Fund (c)	114,805	1,103,275
Fidelity Series Treasury Bill Index Fund (c)	411,127	4,086,606
TOTAL SHORT-TERM FUNDS (Cost $6,769,787)		6,718,048

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $81,566,347)	77,695,768
NET OTHER ASSETS (LIABILITIES) - 0.0%	(14,665)
NET ASSETS - 100.0%	77,681,103

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	15	Sep 2023	1,683,984	(29,217)	(29,217)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	18	Sep 2023	1,927,688	(29,712)	(29,712)

TOTAL PURCHASED					(58,929)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	3	Sep 2023	673,238	(13,974)	(13,974)
ICE MSCI EAFE Index Contracts (United States)	4	Sep 2023	431,100	(3,199)	(3,199)
ICE MSCI Emerging Markets Index Contracts (United States)	15	Sep 2023	748,425	7,784	7,784

TOTAL SOLD					(9,389)

TOTAL FUTURES CONTRACTS					(68,318)
The notional amount of futures purchased as a percentage of Net Assets is 4.7%
The notional amount of futures sold as a percentage of Net Assets is 2.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,565.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	146,889	322,858	368,440	1,719	-	-	101,307	0.0%
Total	146,889	322,858	368,440	1,719	-	-	101,307

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	10,830,257	588,892	485,501	-	878	(69,147)	10,865,379
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	2,355,654	35,732	147,535	336	(19,592)	(28,282)	2,195,977
Fidelity Series Blue Chip Growth Fund	2,203,683	33,058	457,045	-	(84,326)	420,714	2,116,084
Fidelity Series Canada Fund	844,148	28,946	83,709	-	5,157	27,248	821,790
Fidelity Series Commodity Strategy Fund	544,278	55,172	26,294	-	(10,270)	(2,119)	560,767
Fidelity Series Corporate Bond Fund	5,538,976	282,801	244,471	55,181	(1,331)	(57,965)	5,518,010
Fidelity Series Emerging Markets Debt Fund	403,157	14,773	18,092	6,023	(1,018)	3,784	402,604
Fidelity Series Emerging Markets Debt Local Currency Fund	136,615	2,064	9,344	-	(805)	4,780	133,310
Fidelity Series Emerging Markets Fund	826,816	84,442	-	-	-	18,297	929,555
Fidelity Series Emerging Markets Opportunities Fund	4,631,105	-	363,212	-	(64,189)	194,312	4,398,016
Fidelity Series Floating Rate High Income Fund	73,641	2,870	3,508	1,636	(19)	770	73,754
Fidelity Series Government Bond Index Fund	8,187,854	393,890	361,423	53,677	(6,221)	(158,558)	8,055,542
Fidelity Series Government Money Market Fund 5.17%	1,374,500	148,828	96,468	17,272	-	-	1,426,860
Fidelity Series High Income Fund	414,948	12,844	18,943	6,182	(993)	1,539	409,395
Fidelity Series International Developed Markets Bond Index Fund	3,145,889	93,525	140,328	44,159	(941)	(39,286)	3,058,859
Fidelity Series International Growth Fund	1,959,325	30,094	155,815	-	6,748	70,321	1,910,673
Fidelity Series International Index Fund	812,485	24,786	68,362	-	(1,220)	27,161	794,850
Fidelity Series International Small Cap Fund	609,521	9,349	55,184	-	(3,271)	11,185	571,600
Fidelity Series International Value Fund	1,948,995	54,526	174,986	-	12,519	68,603	1,909,657
Fidelity Series Investment Grade Bond Fund	8,340,555	361,725	367,553	80,908	(14,153)	(99,708)	8,220,866
Fidelity Series Investment Grade Securitized Fund	5,742,093	189,551	260,739	52,809	(26,233)	(54,283)	5,590,389
Fidelity Series Large Cap Growth Index Fund	1,395,920	24,262	245,591	3,297	79,117	83,201	1,336,909
Fidelity Series Large Cap Stock Fund	1,524,607	23,220	180,453	-	27,676	75,853	1,470,903
Fidelity Series Large Cap Value Index Fund	2,848,340	69,876	300,946	-	21,083	94,872	2,733,225
Fidelity Series Long-Term Treasury Bond Index Fund	3,176,596	123,497	138,265	23,169	(1,779)	(93,511)	3,066,538
Fidelity Series Overseas Fund	1,957,510	30,092	162,701	-	(9,449)	96,005	1,911,457
Fidelity Series Real Estate Income Fund	132,602	4,349	27,307	2,070	(3,118)	4,107	110,633
Fidelity Series Short-Term Credit Fund	1,138,601	28,336	59,084	7,564	(1,012)	(3,566)	1,103,275
Fidelity Series Small Cap Core Fund	5,071	1,229	-	4	-	183	6,483
Fidelity Series Small Cap Opportunities Fund	694,744	21,599	85,348	-	(1,871)	37,284	666,408
Fidelity Series Treasury Bill Index Fund	4,005,644	293,999	209,032	49,338	(101)	(3,904)	4,086,606
Fidelity Series Value Discovery Fund	1,040,899	28,823	91,913	-	3,180	27,533	1,008,522
	78,845,029	3,097,150	5,039,152	403,625	(95,554)	657,423	77,464,896

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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